UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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CHINA TRANSINFO TECHNOLOGY CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA TRANSINFO TECHNOLOGY CORP.

07 Floor E-Wing Center
No. 113 Zhichunlu, Haidian District
Beijing, China 100086

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 29, 2009

Dear Shareholder:

The 2009 Annual Meeting of Shareholders (the “Meeting”) of China TransInfo Technology Corp., a Nevada corporation (the “Company”), will be held on Friday, May 29, 2009, at 9:00 a.m., local time, at 07 Floor E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 100086 for the following purposes:

1.

To elect seven persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of Simon & Edward, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009;

3.	To approve the China TransInfo Technology Corp. 2009 Equity Incentive Plan (the “2009 Plan”); and

4.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

All stockholders of record of shares of the Company at the close of business on May 1, 2009 are entitled to notice of, and vote on the matters to be acted on at, the Meeting and any adjournment.

You are cordially invited to attend the Meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2008 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

If you plan to attend the meeting, please or notify us of your intentions via telephone or the Internet as directed on the proxy card. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Meeting.

By Order of the Board of Directors,

/s/ Shudong Xia
April 30, 2009	Chairman, President, Chief Executive
Officer and Secretary

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend the Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Meeting. Promptly voting your shares via the Internet, by telephone, or by completing, signing, dating and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelop for which no postage is required if mailed in the United States will be provided with paper copies of the proxy materials. Submitting your proxy now will not prevent you from voting your shares at the Meeting if you desire to do so, as your proxy is revocable at your option before it is exercised at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 29, 2009

This Notice and Proxy Statement and our 2008 Annual Report are available online at the website identified on your proxy card.

CHINA TRANSINFO TECHNOLOGY CORP.

07 Floor E-Wing Center
No. 113 Zhichunlu, Haidian District
Beijing, China 100086

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China TransInfo Technology Corp., a Nevada corporation (the “ Company ,” “China TransInfo” or “ we ”), for the 2009 Annual Meeting of Shareholders (the “ Meeting ”). The Meeting is to be held at 9:00 a.m., local time, on May 29, 2009, and at any adjournment or adjournments thereof, at 07 Floor E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 100086.

We first sent or made these proxy materials available to stockholders on or about May 4, 2009.

GENERAL INFORMATION

Purpose of Meeting

The purposes of the Meeting are to seek stockholder approval of three proposals: (i) electing seven (7) directors to the Board of Directors of the Company (the “Board”); (ii) ratifying the appointment of Simon & Edward, LLP as the Company’s independent registered public accounting firm for the fiscal year 2009; (iii) approving the China TransInfo Technology Corp. 2009 Equity Incentive Plan (the “2009 Plan”) and (iv) transacting such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Who May Vote

Only shareholders of record of our common stock, $0.001 par value (the “Common Stock”), as of the close of business on May 1, 2009 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, during office hours, at the executive offices of the Company at 07 Floor E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 10008 by contacting the Secretary of the Company.

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 22,198,419 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by one of the following methods:

  By Mail: Sign, date and return your proxy card in the enclosed postage-paid envelope. If you sign and return your proxy card but do not give voting preferences, we will vote on your behalf FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR the ratification of the appointment of Simon & Edward, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 (Proposal No. 2), FOR the approval of the 2009 Plan (Proposal No. 3); and in the discretion of the proxy holders as to any other matters that may properly come before the Meeting or any postponement or adjournment of the Meeting;

  By Telephone: Stockholders in the United States, Puerto Rico, and Canada may vote by telephone by following the instructions on the proxy card;

  Via Internet: You may vote online at the website provided on the proxy card; or

  In person: Attend the Meeting, or send a personal representative with an appropriate proxy, to vote by ballot.

Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Under Proposal No. 1 (Election of Directors), the seven nominees for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proposal No. 2 (Ratification of Independent Auditors) and Proposal No. 3 (the 2009 Plan) require the vote of a majority of the shares present in person or by proxy at the Meeting for approval.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, the ratification of the selection of the independent registered public accounting firm and approval of the 2009 Plan) that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected by calling the toll-free telephone number listed above (within the United States, Puerto Rico, and Canada only), by accessing the Internet website identified on you proxy card or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting in person at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

Proxy Solicitation Costs

We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the proxy materials that we may provide to our stockholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our proxy materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact our Corporate Secretary, orally or in writing at the telephone number or address, as applicable, at China TransInfo Technology Corp., 07 Floor E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 100086, telephone number (86 10) 82671299. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Interest of Officers and Directors in Matters to Be Acted Upon

Management and directors of the Company have an interest in matters that will be acted upon at the Annual Meeting because (a) officers and directors will be eligible to receive awards under the 2009 Plan if the adoption of this plan is approved by shareholders and (b) the directors are named as nominees for election to the Board.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

China TransInfo’s current corporate governance practices and policies are designed to promote shareholder value and China TransInfo is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining shareholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC, NASDAQ rules, and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on our website at www.chinatransinfo.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, China TransInfo Technology Corp., 07 Floor E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 100086.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of seven members: Shudong Xia, Danxia Huang, Jay Trien, Zhongsu Chen, Dan Liu, Brandon Ho-Ping Lin and Dongyuan Yang. Since May 2008, the Board has established three Committees: the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. Each of the Audit Committee, Compensation Committee and Governance and Nominating Committee are comprised entirely of our independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the committees which is available on the Company’s website www.chinatransinfo.com. Printed copies of each of our committee charters may be obtained, without charge, by contacting the Corporate Secretary, China TransInfo Technology Corp., 07 Floor E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 100086.

Independence of Directors

In considering and making decisions as to the independence of each of the directors of the Company, the Board considered transactions and relationships between the Company (and its subsidiaries) and each director (and each member of such director’s immediate family and any entity with which the director or family member has an affiliation such that the director or family member may have a material indirect interest in a transaction or relationship with such entity). The Board has determined that the following members of the Board are independent as defined in applicable SEC and NASDAQ rules and regulations, and that each constitutes an “Independent Director” as defined in NASD Marketplace Rule 4200, and that such members constitute a majority of the entire Board: Jay Trien, Zhongsu Chen, Dan Liu and Dongyuan Yang.

Board, Committee and Annual Meeting Attendance

During 2008, the Board held four meetings and acted by written consent four times. Our Audit Committee, the Compensation Committee and the Governance and Nominating committee held three, two and two meetings, respectively. Each director attended at least 75% of all Board and applicable committee meetings.

Our directors are expected to attend board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. We encourage our directors to attend annual shareholder meetings, but we do not have a formal policy requiring them to do so.

Audit Committee

Our Audit Committee consists of three members: Jay Trien, Zhongsu Chen and Dan Liu. Each member of the Audit Committee meets the independence criteria prescribed by applicable regulation and the rules of the SEC for audit committee membership and is an ‘‘independent director’’ within the meaning of applicable NASDAQ listing standards. Each Audit Committee member meets NASDAQ’s financial literacy requirements, and the Board has further determined that Mr. Jay Trien (i) is ‘‘audit committee financial expert’’ as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC, and (ii) also meet NASDAQ’s financial sophistication requirements.

The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our Company. The Audit Committee is responsible for, among other things:

  selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

  reviewing with our independent auditors any audit problems or difficulties and management’s response;

  reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended;

  discussing the annual audited financial statements with management and our independent auditors;

  reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

  annually reviewing and reassessing the adequacy of our Audit Committee charter;

  meeting separately and periodically with management and our internal and independent auditors;

  reporting regularly to the full Board; and

  such other matters that are specifically delegated to our Audit Committee by our Board from time to time.

The Report of the Audit Committee regarding the audited financials statements of the Company for the fiscal year ended December 31, 2008 is attached as Exhibit A to this Proxy Statement.

Compensation Committee

Our Compensation Committee consists of three directors, Jay Trien, Zhongsu Chen and Dan Liu. The members of the Compensation Committee are all independent directors within the meaning of applicable NASDAQ listing standards.

Our Compensation Committee assists the Board in reviewing and approving the compensation structure of our executive officers, including all forms of compensation to be provided to our executive officers. Our chief executive officer may not be present at any Committee meeting during which his compensation is deliberated. The Compensation Committee is permitted to delegate its authority in accordance with Nevada law unless prohibited by the Company’s by-laws or the Compensation Committee charter. The Compensation Committee is responsible for, among other things:

  approving and overseeing the compensation package for our executive officers;

  reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and

  reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans; and reviewing and making recommendations to the Board regarding succession plans for the chief executive officer and other senior officers.

Compensation Committee Interlocks and Insider Participation

All current members of the Compensation Committee are independent directors, and all past members were independent directors at all times during their service on such Committee. None of the past or present members of our Compensation Committee are present or past employees or officers of ours or any of our subsidiaries. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or the Compensation Committee.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of three directors: Jay Trien, Zhongsu Chen and Dan Liu. The members of our Governance and Nominating Committee are all independent directors within the meaning of applicable NASDAQ listing standards.

The Governance and Nominating Committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Governance and Nominating Committee is responsible for, among other things:

  identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;

  reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;

  review periodically the compensation paid to non-employee directors for annual retainers and meeting fees, if any, and making recommendations to the Board for any adjustments;

  identifying and recommending to the Board the directors to serve as members of the Board’s committees; and

  monitoring compliance with our Corporate Governance Guidelines.

Director Recommendations and Nominations

It is the Governance and Nominating Committee’s policy to consider properly submitted shareholder recommendations (as opposed to a formal nomination) for candidates for membership on the Board. A shareholder may submit a recommendation for a candidate for membership on the Board by submitting in writing the name and background of such candidate to the Governance and Nominating Committee, c/o Secretary, China TransInfo Technology Corp., 07 Floor E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 100086. The Governance and Nominating Committee will consider a recommendation only if (1) appropriate biographical and background information on the candidate is provided, (2) the recommended candidate has consented in writing to a nomination and public disclosure of the candidate’s name and biographical information, and (3) the recommending shareholder has consented in writing to public disclosure of such shareholder’s name. Required biographical and background information include: (A) the name, age, business address and residence of such person, (B) the principal occupation and employment of such person, and (C) biographical information on the recommended candidate that the recommending shareholder believes supports such candidacy (keeping in mind the criteria discussed below that the Governance and Nominating Committee considers in making recommendations for nomination to the Board).

The Governance and Nominating Committee uses a variety of methods for identifying candidates for nomination to the Board. Although candidates for nomination to the Board typically are suggested by existing directors or by our executive officers, candidates may come to the attention of the Committee through professional search firms, shareholders or other persons. The process by which candidates for nomination to the Board are evaluated includes review of biographical information and background material on potential candidates by Committee members, meetings of Committee members from time to time to evaluate and discuss potential candidates, and interviews of selected candidates by members of the Committee. Candidates recommended by shareholders (and properly submitted, as discussed below) are evaluated by the Governance and Nominating Committee using the same criteria as other candidates. Although the Governance and Nominating Committee does not have specific minimum qualifications that must be met before recommending a candidate for election to the Board, the Committee does review numerous criteria before recommending a candidate. Such criteria include: character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business, other commitments and the like.

Communications with the Board

The Company has a process for shareholders who wish to communicate with the Board. Shareholders who wish to communicate with the Board may contact our Board, or specific members of our Board, by writing to: The Board of Directors, 07 Floor E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 100086, or by emailing to board@ctfo.com. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

Code of Business Conduct and Ethics

On April 30, 2007, we adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, and principal accounting officer. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics has been filed as Exhibit 14 to our current report on Form 8-K filed on May 14, 2007. This Code of Ethics is designed to deter wrongdoing and to promote all of the following:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, and in other public communications made by the Company;

  compliance with applicable governmental laws, rules and regulations;

  the prompt internal reporting to an appropriate person or persons identified herein for receiving notice of violations or potential violations of this code; and

  accountability for adherence to this code.

Current versions of the Code of Ethics is maintained on the Company’s website at www.chinatransinfo.com. Printed copies of our code of ethics may be obtained, without charge, by contacting the Corporate Secretary, China TransInfo Technology Corp., 07 Floor E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 100086. During the fiscal year ended December 31, 2008, there were no waivers of our Code of Ethics.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all compensation awarded to, earned by or paid to the following persons for services rendered in all capacities during 2008 and 2007: Stanley Wu, our former Chief Executive Officer and President; Shudong Xia, our current Chief Executive Officer, President and Chairman, who became our Chief Executive Officer upon the resignation of Mr. Wu; and Zhihai Mao, who became our Chief Financial Officer on January 1, 2008. No other executive officers received total compensation in excess of $100,000 in either fiscal year.

				Option	All Other
		Salary	Bonus	Awards	Compensations	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)
Stanley Wu	2008	-	-	-	-	-
Former CEO and President (1)	2007	-	-	-	-	-
Shudong Xia	2008	15,568	-	-	-	15,568
CEO, President and
Chairman(2)	2007	14,110	-	-	1,750	15,860
Zhihai Mao	2008	108,112	-	181,000 (3)	-	289,112
Chief Financial Officer	2007	-	-	-	-	-

(1)	Stanley Wu resigned from all offices he held with our company on May 14, 2007. Mr. Wu did not receive any compensation for his services because we were not operating at that time.

(2)

On May 14, 2007, we acquired Cabowise International Ltd. (“Cabowise”), a BVI company, in a reverse acquisition transaction that was structured as a share exchange and in connection with that transaction, Mr. Xia became our Chief Executive Officer. Prior to the effective date of the reverse acquisition, Mr. Xia served as the Chairman and CEO of our affiliate, Beijing PKU Chinafront High Technology Co., Ltd. (“PKU”), a company organized under the laws of China. The annual compensation shown in this table includes the amount Mr. Xia received from PKU prior to the consummation of our reverse acquisition of Cabowise on May 14, 2007 in addition to the compensation Mr. Xia received for his services for the reminder of 2007.

(3)

These represent the amounts the Company recognized for financial statement reporting purposes in fiscal year 2008 for the portion of the fair value of equity awards granted to Mr. Mao in fiscal year 2008, in accordance with Statement of Financial Accounting Standards No 123(R), “Share-Based Payments” (“SFAS No. 123R”). These amounts thus do not reflect the amount of compensation actually received by Mr. Mao during the fiscal year 2008. For a description of the assumptions used in calculating the fair value of equity awards under SFAS No.123(R), see Note 9 of our financial statements in the Annual Report on Form 10-K filed on March 25, 2009.

Additional Narrative Disclosure

Our affiliate, PKU entered into an employment agreement with Shudong Xia, our CEO and President on January 1, 2007. The employment agreement expired on December 31, 2007. On the same date, Mr. Xia’s employment agreement was renewed for a two-year term ending December 31, 2009. Mr. Xia is receiving RMB 9,000 per month (approximately $1,297) under the agreement. We expect that this agreement will be automatically renewed by the parties upon its expiration.

On November 27, 2007, the Company and Mr. Mao entered into an employment agreement (the “Employment Agreement”), which is effective as of January 1, 2008 (the “Effective Date”). The term of the Employment Agreement is for three years (the “Initial Term”) commencing on the Effective Date. After the Initial Term of employment, Mr. Mao’s employment will be “at will” and either the Company or Mr. Mao may terminate the employment with or without cause or advance notice.

The Employment Agreement provides, among other things, that Mr. Mao’s annual base salary will be 750,000 Renminbi (approximately $108,112) (the “Base Salary”). During the Initial Term, if Mr. Mao terminates his employment for any reason or if the Company terminates the employment due to death, permanent disability, or with cause, Mr. Mao will be entitled only to the Base Salary through the date of the termination and any other benefits legally required to be paid to Mr. Mao. If during the Initial Term, the Company terminates Mr. Mao’s employment without cause, he will be entitled to one or two or three months Base Salary as severance based on how long he has worked for the Company when the employment is terminated. “Cause” is defined generally to include crime, dishonesty, embezzlement, continuing inability or refusal to perform reasonable duties, and moral turpitude. The Employment Agreement also contains covenants prohibiting Mr. Mao from competing with the Company, disclosing any confidential information of the Company and soliciting the Company’s customers and employees, both during his employment and for specified periods after the termination of employment.

On January 7, 2008, we entered into a stock option agreement with Mr. Mao pursuant to which we granted to Mr. Mao a ten-year option to acquire 200,000 shares of our common stock at an exercise price of $6.70 per share. The option vests in equal installments on a quarterly basis over a three-year period beginning on January 7, 2008. The option will expire on January 7, 2018.

Retirement Benefits

Currently, we do not provide any employees, including our named executive officers any company sponsored retirement benefits other than a state pension scheme in which all of our employees in China participate.

Payment Upon Termination or Change-in Control

The Company does not have change-in-control arrangements with any of its executive officers. Except for Mr. Mao, the Company is not obligated to pay severance or other enhanced benefits to any executive officers upon termination of their employment.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning the fiscal 2008 year-end value of unexercised options for Mr. Zhihai Mao. No other executive officers received unexercised options, stock that has not vested or equity incentive plan awards that remained outstanding as of the end of the fiscal year 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

			Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Zhihai Mao	66,666 (1)	133,334 (1)	0	6.70	01/07/18

(1)

Represents a option to purchase an aggregate of 200,000 shares of our common stock, par value $0.001, which was granted to Mr. Mao, pursuant to a stock option agreement dated January 7, 2008. The option has an exercise price of $6.70 per share, vests in equal installments on a quarterly basis over a three-year period beginning on January 7, 2008. The option will expire on January 7, 2018. None of the vested options had been exercised by Mr. Mao as of the end of 2008 fiscal year.

Compensation of Directors

The following table sets forth information concerning all compensation paid to our directors for services rendered in all capacities for the year ended December 31, 2008.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total($)
Jay Trien	20,000	22,733(2)	42,733
Zhongsu Chen	9,226	12,573(2)	21,799
Dan Liu	13,333	0	13,333
Brandon Ho-Ping Lin	4,650	1,450(2)	6,100
Dongyuan Yang	4,325	0	4,325
Danxia Huang	13,838(1)	0	13,838

(1)	Reflects the compensation Ms. Huang receives as the Vice President of the Company. She receives no additional compensation for her services as a director of the Company.

(2)

These represent the amounts the Company recognized for financial statement reporting purposes in fiscal year 2008 for the portion of the fair value of equity awards granted to the applicable directors in fiscal year 2008, in accordance with SFAS No. 123(R). These amounts thus do not reflect the amount of compensation actually received by these directors during the fiscal year 2008. For a description of the assumptions used in calculating the fair value of equity awards under SFAS No.123(R), see Note 9 of our financial statements in the Annual Report on Form 10-K filed on March 25, 2009.

On May 1, 2008, we entered into separate agreements with our independent directors, Jay Trien, Zhongsu Chen and Dan Liu. Under the terms of the agreements, we agreed to pay Mr. Trien an annual fee of $30,000, Dr. Chen an annual fee of RMB 96,000 (approximately $13,838) and Mr. Liu an annual fee of $20,000, as compensation for the services to be provided by them as independent directors, and as chairpersons of various board committees, as applicable. On May 1, 2008, we also entered into separate stock option agreements with each of Mr. Trien and Dr. Chen. Under the terms of the stock option agreements, we granted a stock option to each of Mr. Trien and Dr. Chen for the purchase of 30,000 shares of common stock of the Company at an exercise price equal to the closing price as reported on the OTC Bulletin Board on the grant date of the option. The options are vested in equal installments on a quarterly basis over a three-year period. For Mr. Trien, the first installment of 2,500 shares vested immediately on the grant date of May 1, 2008. Mr. Trien’s compensation is greater because he has greater responsibilities as the Audit Committee Chairman.

On September 28, 2008, we entered into separate agreements with each of Mr. Brandon Ho-Ping Lin and Mr. Dongyuan Yang. Under the terms of the agreements, we agreed to pay Mr. Lin an annual fee of $18,000 and Mr. Mr. Yang an annual fee of RMB120,000 (approximately $17,298), as compensation for the services to be provided by them as directors of the Company. On the same date, we also entered into a stock option agreement with Mr. Lin, under which we granted a stock option to Mr. Lin for the purchase of 30,000 shares of common stock of the Company at an exercise price of $6.50. The option vests in equal installments on a quarterly basis over a three-year period.

We also reimburse our directors for reasonable travel expenses related to attendance at board and committee meetings.

Limitation of Liability and Indemnification of Officers and Directors

Section 78.138 of the Nevada Revised Statutes(“NRS”), provides that a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our articles of incorporation provide that no director or officer of the Company will be personally liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of NRS. In addition, the Company’s bylaws implement the indemnification and insurance provisions permitted by Chapter 78 of the Nevada Revised Statutes by providing that:

  The Company shall indemnify its directors to the fullest extent permitted by the Nevada Revised Statutes and may, if and to the extent authorized by the Board of Directors, so indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever; and

  The Company may at the discretion of the Board of Directors purchase and maintain insurance on behalf of any person who holds or who has held any position identified in the paragraph above against any and all liability incurred by such person in any such position or arising out of his status as such.

The Company has entered into separate agreements with certain directors indemnifying them to the fullest extent permitted by the foregoing. The Company has also purchased director and officer liability insurance, as permitted by its bylaws.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of the outstanding Common Stock to file with the SEC an initial report of ownership on Form 3 and changes in ownership on Forms 4 and 5. The reporting persons are also required to furnish us with copies of all forms they file.

Based solely on our review of copies of Forms 3, 4 and 5 furnished to the Company with respect to the fiscal year ended December 31, 2008, we have determined that our directors, officers and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of transactions since the beginning of the last fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm's-length transactions.

  On February 3, 2009, through our indirect Chinese subsidiary, Oriental Intra-Asia Entertainment (China) Limited (“Oriental”), and our affiliate, PKU, we entered into a series of equity transfer agreements with China TransInfo Technology Group Co., Ltd., a company formed under Chinese law (the “Group Company”), pursuant to which we transferred all of our indirect equity interests in PKU and PKU’s subsidiaries to the Group Company. The Group Company is wholly owned by four Chinese affiliates of the Company, Shudong Xia, our Chairman, CEO, President and the beneficial owner of approximately 43% of our outstanding capital stock, Zhiping Zhang, our Vice President of Research and Development, Zhibin Lai, our Vice President and Wei Gao, the designee of SAIF Partners III L.P., an 11% shareholder of ours. In connection with the equity transfer, on February 3, 2009, we also entered into a series commercial arrangements with the Group Company and its subsidiaries, pursuant to which we obtained contractual rights to control and operate the businesses of the Group Company and its subsidiaries.

Except as set forth in our discussion above, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our voting stock as of April 27, 2009 (i) by each stockholder who has reported or is known by us to have beneficial ownership of more than five percent of our common stock; (ii) by each current director and director nominee; (iii) by each of our named executive officers set forth in the Summary Compensation Table; and (iv) by all of our current directors and executive officers as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of China TransInfo Technology Corp., 07 Floor E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 100086.

Name & Address of Beneficial Owner	Office, if Any	Title of Class	Amount & Nature of Beneficial Ownership(1)	Percent of Class(2)
Officers and Directors
Shudong Xia	Chief Executive Officer, President, Secretary and Chairman	Common Stock $0.001 par value	9,566,532 (3)	43.10%
Danxia Huang	Vice President of Finance, Treasurer, Director	Common Stock $0.001 par value	0	*
Zhihai Mao	Chief Financial Officer	Common Stock $0.001 par value	83,333	*
Jay Trien	Director	Common Stock $0.001 par value	11,668	*
Zhongsu Chen	Director	Common Stock $0.001 par value	10,000	*
Dan Liu	Director	Common Stock $0.001 par value	0	*
Brandon Ho-Ping Lin	Director	Common Stock $0.001 par value	5,000
Dongyuan Yang	Director	Common Stock $0.001 par value	0	*
All officers and directors as a group (10 persons named above)		Common Stock $0.001 par value	9,676,533 (3)	43.59%
5% Securities Holder
Leguna Verde Investments, Ltd. P.O. Box 3444 Road Town, Tortola British Virgin Islands		Common Stock $0.001 par value	1,274,960 (4)	5.74%
Karmen Investment Holdings, Ltd P.O. Box 3444 Road Town, Tortola British Virgin Islands		Common Stock $0.001 par value	9,566,532 (3)	43.10%
The Pinnacle Fund, L.P. 4965 Preston Park Blvd. Suite 240 Plano, Texas 75093		Common Stock $0.001 par value	1,111,111 (5)	5.01%
Pinnacle China Fund, L.P. 4965 Preston Park Blvd. Suite 240 Plano, Texas 75093		Common Stock $0.001 par value	2,722,222 (6)	12.26%
Barry M. Kitt c/o Pinnacle Fund, L.P. 4965 Preston Park Blvd. Suite 240, Plano, Texas 75093		Common Stock $0.001 par value	3,833,333 (5)(6)	17.27%
SAIF Partners III L.P. #2115, Two Pacific Place, 88 Queensway, Admiralty, Hong Kong		Common Stock $0.001 par value	2,586,207 (7)	11.65%
Andrew Y. Yan #2115, Two Pacific Place, 88 Queensway, Admiralty, Hong Kong		Common Stock $0.001 par value	2,586,207 (7)	11.65%
Total Shares Owned by Persons Named above:		Common Stock $0.001 par value	17,371,033	78.25%

* Less than 1%.

1 Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the ordinary shares.

2 A total of 22,198,419 shares of Common Stock as of April 27, 2009 are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

3 Includes 9,566,532 shares of Common Stock owned by Karmen Investment Holdings Ltd., which is wholly-owned by East Action Investment Holdings Ltd. of which Shudong Xia is a 68% shareholder. Mr. Xia may be deemed to be a beneficial owner of the shares held by Karmen Investment Holdings Ltd.

4 Chuang Yang is the owner of Leguna Verde Investments, Ltd. and exercises voting and investment power over the shares owned by Leguna Verde Investments, Ltd. Mr. Yang may be deemed to be a beneficial owner of the shares held by Leguna Verde Investments, Ltd.

5 Mr. Barry Kitt has dispositive and voting power over the shares and may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by The Pinnacle Fund, L.P. Mr. Kitt disclaims beneficial ownership of the shares to the extent of his direct or indirect pecuniary interest.

6 Mr. Barry Kitt has dispositive and voting power over the shares and may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by Pinnacle China Fund, L.P. Mr. Kitt disclaims beneficial ownership of the shares to the extent of his direct or indirect pecuniary interest.

7 Andrew Y. Yan is the sole shareholder and sole director of SAIF III GP Capital Ltd., a limited liability entity formed under the laws of the Cayman Islands, the sole general partner of SAIF III GP, L.P., a limited partnership formed under the laws of the Cayman Islands, which in turn is the sole general partner of SAIF Partners III L.P., a limited partnership formed under the laws of the Cayman Islands. Mr. Yan is deemed to have sole voting and dispositive powers with respect to the securities held by SAIF Partners III L.P.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

Information Concerning Executive Officers

Background information as of April 27, 2009 about each of our executive officers who does not also serve as a director of the Company is provided below.

Name	Age	Position
Zhibin Lai	35	Vice President
Zhiping Zhang	39	Vice President of Research and Development
Zhihai Mao	33	Chief Financial Officer

ZHIBIN LAI. Mr. Lai has been our Vice President since May 14, 2007. Mr. Lai is in charge of GIS application service for the Transportation sector. From 2000, Mr. Lai was Vice President of PKU, where he was in charge of the GIS application service for the transportation sector. Mr. Lai has extensive experiences in system planning, analysis and project management and is involved in a variety of comprehensive software development projects at PKU. From 1988, Mr. Lai was head of the Software Department of Fangda Centry Group (Beijing) where he was in charge of the GIS Study Center in City and Environment Department at Peking University. From 1996, Mr. Lai was head of the China team’s software department at GEOBasic, a Japan-based GIS company. Mr. Lai received his PhD at the Remote Sensing and GIS Institute at Peking University.

ZHIPING ZHANG. Mr. Zhang has been our Vice President of Research and Development since May 14, 2007. Mr. Zhang is in charge of the R&D and GIS application service in Land & Resources Sector. From 2001, Mr. Zhang was Vice President of PKU, where he was in charge of the R&D and GIS application service in Land & Resources Sector. From July 1995, Mr. Zhang was a teacher of Remote Sensing and Geography Information Institute at Peking University. From August 1997 Mr. Zhang was the lead expert and head of software department in Basic Engineering for GeoBasic, a Japanese GIS company. From 1995, Mr. Zhang led the development of the first Geo-info system software-Citystar, which was awarded the “Excellence Product Awards” in the first “Domestic GIS Software Assessment”. During his tenure at GeoBasic, Mr. Zhang led the development of the first GIS platform software-GeoBasic in Japan, which has won a 20% market share in the Japanese market. Mr. Zhang has a Masters of Remote Sensing and Geography Information Institute from Peking University.

ZHIHAI MAO. Mr. Mao has been our Chief Financial Officer since January 1, 2008. From August 2006 to December 2007, Mr. Mao was a senior auditor of Deloitte & Touche Tohmatsu CPA, Ltd.’s Beijing office. Prior to that, Mr. Mao was a senior auditor of Deloitte & Touche LLP, USA, from October 2004 through July 2006. From July 2003 to October 2004, Mr. Mao was a senior tax consultant of Deloitte Tax LLP USA. Mr. Mao also was previously employed as a budget analyst of University of North Carolina at Chapel Hill, Program for International Training in Health, from December 2002 through May 2003. Mr. Mao is a U.S. Certified Public Accountant with extensive experience of corporate financial reporting and disclosure. Mr. Mao holds a Mater’s degree in accounting from University of North Carolina at Chapel Hill.

There are no family relationships among the directors or executive officers of the Company.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and committee meetings, by reviewing analysis and reports, and through discussions with the Chairman and other officers.

There are currently seven (7) directors serving on the Board. At the Meeting, seven (7) directors will be elected, each to hold office until the next Annual Meeting of Stockholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The seven nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of the nominees listed below.

Vote Required

The election of each nominee for director requires the approval by a plurality of votes entitled to be cast with respect to that nominee by the stockholders, present in person or by proxy.

Information about Nominees

Set forth below are the names of the nominees, their ages, all current positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years. The directors will serve until the next annual meeting of the stockholders or until their successors are elected or appointed and qualified.

Name	Age	Position	Director Since
Shudong Xia	36	Chairman, Chief Executive Officer and President	2007
Danxia Huang	35	Director, Vice President of Finance and Treasurer	2007
Brandon Ho-Ping Lin	37	Director	2008
Jay Trien	68	Director	2008
Zhongsu Chen	45	Director	2008
Dan Liu	67	Director	2008
Dongyuan Yang	55	Director	2008

SHUDONG XIA. Mr. Xia has been our Chief Executive Officer, President, Secretary and Chairman since May 14, 2007. Mr. Xia founded our affiliate PKU in 2000. From 2002, Mr. Xia, while with PKU, was involved with the “GIS-based digital city-services system study and demonstration”, one of the key projects of China 863-Plan. Prior to his involvement with PKU, Mr. Xia, from 1998 was involved in several research projects at Peking University, specifically: he was a key team member of the “Study on the key technology of information release via the super media network”, a key technology study project of the “China 9th 5-year Plan” and was instrumental in the compilation of “How to Digitize a City” and “Digital City-Theory, Method and Application”. In 2003, Mr. Xia received his PhD Remote Sensing and GIS Institute of Peking University in Cartology and Geographic Information Systems from the Remote Sensing and GIS Institute of Peking University and serves on several government advisory committees for the development of GIS services for urban planning.

DANXIA HUANG. Ms. Huang has been our Vice President of Finance and Treasurer since May 14, 2007 and became our Director on May 27, 2007. Ms. Huang is in charge of Strategic Development, Business Administration Management and Finance. From November 2006, Ms. Huang was Vice President of PKU, where she was in charge of Strategic Development, Business Administration Management and Finance. From April 2005, Ms. Huang was the Vice President of First City Investment Inc. of Hong Kong. From April 2001, Ms Huang worked at Beijing Business Travel Holiday Net-Tech Co., Ltd., an internet company, as Chief Executive Officer. Ms. Huang has a Master’s in Business Administration in Finance from Murdoch University of Australia.

BRANDON HO-PING LIN. Mr. Lin has been our director since September 28, 2008. Mr. Lin is a partner at SAIF Partners, which is one of the largest and most successful growth venture capital funds focused on China. Prior to joining SAIF Partners in 2001, Mr. Lin was a Vice President in investment banking with Credit Suisse/Donaldson, Lufkin & Jenrette (DLJ) in New York from 1997 to 2001 where he executed mergers & acquisitions, high yield debt and initial public offering transactions for leveraged buy-outs and technology companies. From 1994 to 1997, Mr. Lin worked as an associate with Sullivan & Cromwell LLP. Mr. Lin is also a director of several SAIF Partners’ portfolio companies, which include NVC Lighting Holding Limited, Jiangxi Runtian Beverage LLC, Vienna Hotel Group Limited and Best Elite International Limited. Mr. Lin holds a Bachelor’s degree in Economics from Stanford University and a Juris Doctor degree from Harvard Law School.

JAY TRIEN. Mr. Trien has been our director since May 1, 2008. Since April 1989, Mr. Trien has been a senior partner at Trien Rosenberg Weinberg Ciullo & Fazzari LLP., a certified public accounting and business consulting firm with offices in Morristown, New Jersey and New York City. He oversees the firm’s financial and accounting service groups and also directs its M&A and capital finance departments. Mr. Trien has published several articles on accounting issues in American Venture Magazine, Capital Growth’s Guide to Entrepreneurial Venture Financing, NJBIZ and the Journal of the Family Firm Institute. Mr. Trien is the president of the Venture Association of New Jersey as well as the New Media Association of New Jersey and is a member of the American Institute of Certified Public Accountants, New Jersey Bar Association, New Jersey Society of Certified Public Accountants, New York State Society of Certified Public Accountants, the National Litigation Support Services Association and the Alliance of Merger & Acquisition Advisors. Mr. Trien is a Certified Public Accountant, holds a Bachelor’s of Science in Economics from The Wharton School of the University of Pennsylvania and a Juris Doctor degree from Rutgers Law School.

ZHONGSU CHEN. Dr. Chen has been our director since May 1, 2008. Dr. Chen has more than 20 years of experience in information technology, including nine years in Wall Street firms such as DLJ, Standard & Poor’s, New York Life and Ambac Financial Group. Since May 2005, Dr. Chen has been the managing director of Time Innovation Ventures, a venture capital company. He also serves on the board of directors for Beijing Ahelios Consulting, an IT consulting company and Beijing Xiakexing Network Technologies, a Chinese company producing animation products. From 2001 to 2005, Dr. Chen worked as the deputy chief technology officer at the Shanghai Stock Exchange. From 2003 to 2004, he led China’s National Financial Standardization Securities Trading Protocol Working Group, which defined China’s Securities Trading Exchange Protocol technology standard, and served as an advisor for the Shenzhen Stock Exchange Technology Development Strategy Committee. In 2006, Dr. Chen was appointed by the Chinese government as a member of the Working Group for the Foundation of China’s Futures Exchange. Dr. Chen holds a Bachelor’s degree in mathematics/computer science from Pace University, a Master’s degree in mathematical sciences from The Johns Hopkins University and a PhD degree in computer science/operations research from Stevens Institute of Technology.

DAN LIU. Mr. Liu has been our director since May 1, 2008. Mr. Liu has over 40 years of experience in the electronics and information sectors. Mr. Liu held several management positions at China Electronics Import and Export Corporation for more than ten years and was vice president of China Electronics Corporation from 1990 to 1991. From 1991 to 1997, Mr. Liu was chairman of the board of Intel (China), a semiconductor manufacturer. Mr. Liu was also senior advisor to Motorola (China), a provider of mobile devices and broad band communication and enterprise mobility solutions, from 1994 to 1998. From 1991 to 2000, Mr. Liu was the president of China Tongda Networking Corporation, a communication system integration company. From 2001 to 2002, Mr. Liu was the Vice General Manager of China Electronics Corporation. Mr. Liu is currently a councillor at Chinese Association of Electronics, China Software Industry Association, China News Technology Association, and China Public Relations Association. Mr. Liu holds a Bachelor’s degree in Communication Engineering from Harbin Engineering University.

DONGYUAN YANG. Mr. Yang has been our director since September 28, 2008. Mr. Yang has over 26 years of experience in the research and application of urban transportation planning, transportation modeling, intellectual transportation systems, and logistic systems planning. Mr. Yang has been the vice chancellor of Tongji University since 2002 and has published over 80 academic articles in domestic and international industry journals. In recent years, Mr. Yang has spearheaded a number of transportation and logistic planning projects, including the highway intellectual information platform for Guangdong province, Zhengzhou's integrated transportation systems planning, Shanghai's World Expo transportation systems planning and Shanghai's comprehensive transportation information center planning. Mr. Yang holds a Ph.D. in Road and Traffic Engineering from Tongji University.

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” which starts on page 13 of this Proxy Statement.

In connection with the private placement transaction consummated on July 17, 2008, we and our two major shareholders, Karmen Investment Holdings Limited and Leguna Verde Investments Limited (the “Major Shareholders”), entered into a voting agreement (the “Voting Agreement”) with SAIF Partners III L.P. (“SAIF”), pursuant to which, among other things, SAIF and the Major Shareholders agreed, during the term of the Voting Agreement, to vote, or cause to be voted, all shares owned by them, to ensure that Mr. Lin will be elected as a director of the Company.

Except as noted above, there are no other arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

W are asking our stockholders to ratify the selection of Simon & Edward, LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Simon & Edward, LLP to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Simon & Edward, LLP that neither the firm nor any of its associates had any relationship with the Company. Representatives of Simon & Edward, LLP will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by Simon & Edward, LLP. Simon & Edward, LLP was the Company’s independent registered public accounting firm engaged to examine the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2007.

	2008	2007

Audit fees(1)	$140,000	$85,000
Audit-related fees(2)	30,120	16,928
Tax fees(3)	11,800	5,734
All other fees	0	0
Total	181,920	107,662
___________

(1)

Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	Consists of fees billed for all out-of-pocket expenses associated with performing audit and review services.

(3)	Consists of fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Audit Committee pre-approved the audit service performed by Simon & Edward, LLP for our consolidated financial statements as of and for the year ended December 31, 2008.

Recommendation of the Board

The Board unanimously recommends a vote FOR ratification of the selection of Simon & Edward, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

Vote Required

The ratification of the appointment of Simon & Edward as our independent auditor requires the approval of the stockholders of a majority of shares of our Common Stock issued and outstanding, present in person or voting by proxy.

PROPOSAL NO. 3
ADOPTION OF THE 2009 EQUITY INCENTIVE PLAN

We are asking our stockholders to vote to adopt the 2009 Plan that will provide stock-based compensation to our employees, directors and consultants. The Board approved the 2009 Plan on April 30, 2009, subject to stockholder approval. The affirmative vote by the holders of a majority of votes of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required for approval of the 2009 Plan. The following summary of the material features of the 2009 Plan is qualified in its entirety by reference to the 2009 Plan, a copy of which is attached as Exhibit B. Unless otherwise defined, capitalized terms in this summary have the same meanings as provided in the 2009 Plan.

Summary of the 2009 Plan

Purpose. The purposes of the 2009 Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the long-term growth and profitability of the Company. The 2009 Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares as the Administrator may determine.

Administration. The 2009 Plan may be administered by the Board of Directors or a committee. The 2009 Plan is currently being administered by the Board. The Administrator has the authority to determine the specific terms and conditions of all awards granted under the 2009 Plan, including, without limitation, the number of shares subject to each award, the price to be paid for the shares and the applicable vesting criteria. The Administrator has discretion to make all other determinations necessary or advisable for the administration of the 2009 Plan.

Eligibility. Non-qualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares may be granted to an employee, director or consultant (together referred to as “Service Providers”) of the Company. Incentive Stock Options may be granted only to Employees. As of April 30, 2009, the effective date of the 2009 Plan, the Company had 386 employees and seven directors eligible to participate in the 2009 Plan.

Stock Available for Issuance Under the 2009 Plan. Subject to adjustment as described below, (a) the maximum aggregate number of Shares that may be issued under the 2009 Plan is 3,000,000 Shares (b) to the extent consistent with Section 422 of the Code, not more than an aggregate of 2,000,000 Shares may be issued under Incentive Stock Options, and (c) not more than 1,000,000 Shares (or for Awards denominated in cash, the Fair Market Value of 1,000,000 Shares on the Grant Date or the maximum amount payable pursuant to any cash Awards is the Fair Market Value of 1,000,000 Shares on the Grant Date), may be awarded to any individual Participant in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m). The number and class of shares available under the 2009 Plan are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events which change the number or kind of shares outstanding. On April 30, 2009, the effective date of the 2009 Plan, the closing market price of the common stock of the Company was $3.60 per share.

Vesting and Option Periods. The Administrator, in its sole discretion, may impose conditions on vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator may, in its discretion, provide for complete or partial exceptions to an employment restriction as it deems equitable. Unless terminated sooner in accordance with the 2009 Plan, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed in the award agreement.

Transferability. Unless determined otherwise by the Administrator, an Award made under the 2009 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator grants a transferable Award, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

Option Grants. An option is the right to purchase shares of Common Stock at a future date at a specified price. Options granted under the 2009 Plan may be either ISOs, within the meaning of Code section 422, or NSOs ( i.e ., options not intended to qualify as ISOs). The Administrator determines the terms of each Option at the time of grant, including the number of Shares covered by, the exercise price of, and the conditions and limitations applicable to the exercise of each Option; provided that (i) the exercise price of an Option may not be less than the Fair Market Value of a Share on the grant date and the option term may not exceed ten years, (ii) ISOs may only be granted to employees; (iii) if the optionee owns more than 10% of the total combined voting power of all classes of stock, the exercise price of an ISO may not be less than 110% of the Fair Market Value of a Share on the grant date and the option term may not exceed five years. To the extent that the aggregate Fair Market Value of the stock underlying ISOs that first become exercisable in any calendar year exceeds $100,000, such options will be treated as NSOs.

The 2009 Plan permits the following forms of payment of the exercise price of Options:

  cash or check;

  to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

  other Shares, provided the Shares have a Fair Market Value on the date of exercise of the Option equal to the aggregate exercise price for the Shares as to which said Option will be exercised;

  to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

  by requesting the Company to withhold such number of Shares then issuable upon exercise of the Option that have an aggregate Fair Market Value equal to the exercise price for the Option being exercised;

  any combination of the foregoing; or

  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

Restricted Stock Awards. The Administrator may, in its discretion, award restricted shares to Service Providers and may determine the number of restricted shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the recipient for such restricted shares. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. The Administrator may, in its discretion, provide for complete or partial exceptions to an employment restriction as it deems equitable.

During the Period of Restriction, Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

Restricted Stock Units. A Restricted Stock Unit is the right to receive one Share at the end of a specified period of time. The Administrator may, in its discretion, award Restricted Stock Units to Service Providers in such number and upon such terms and conditions as determined by the Administrator. Restricted Stock Units are paid out upon the satisfaction of applicable vesting conditions, as determined by the Administrator. The Administrator may, at its discretion, reduce or waive an of the vesting criteria that must be met to receive a payout. The Administrator may, at its discretion, pay Restricted Stock Units in cash, shares or a combination thereof. Restricted Stock Units that are paid in cash will not reduce the number of shares available for issuance under the 2009 Plan. On the date set forth in the award agreement, all unearned Restricted Stock Units are forfeited to the Company.

Stock Appreciation Rights. The Administrator may, in its discretion, award Stock Appreciation Rights (“SARs”) to Service Providers in such number and upon such terms and conditions as determined by the Administrator. The per share exercise price for the exercise of a SAR will be no less that the Fair Market Value per share on the grant date. A SAR will expire upon the date determined by the Administrator, at its discretion, and set forth in the award agreement. Upon exercise of a SAR, the recipient of the SAR is entitled to receive payment in an amount no greater than (i) the difference between the Fair Market Value of a share on the exercise date over the exercise price; times (ii) the number of shares with respect to which the SAR is exercised. At the discretion of the Administrator, the payment upon exercise of a SAR may be in cash, shares of equivalent value or some combination thereof.

Performance Units and Performance Shares. The Administrator may, in its discretion, award Performance Units or Performance Shares to Service Providers in such number and upon such terms and conditions as determined by the Administrator. Each Performance Unit will have an initial value established by the Administrator, at its discretion, on or before the grant date. Each Performance Share will have an initial value equal to the Fair Market Value of a share on the grant date. The Administrator shall, at its discretion, determine the performance objectives or other vesting provisions which will determine the number or value of the Performance Units or Shares granted. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the holder over the Performance Period as determined by the extent to which performance objectives were achieved. At the discretion of the Administrator, the payment upon earned Performance Units or Performance Shares may be in cash, shares of equivalent value or some combination thereof. On the date set forth in the award agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company and again be available for grant under the 2009 Plan.

Adjustments, Dissolution, Liquidation, Merger or Change in Control. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended under the 2009 Plan, shall adjust the number and class of Shares that may be delivered under the 2009 Plan and/or the number, class, and price of Shares covered by each outstanding Award.

In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

In the event of a merger or Change in Control, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

An Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Substitution and Assumption of Awards. The Administrator may make Awards under the 2009 Plan by assumption, substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity, if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company and such other entity. The Administrator may also make Awards under the 2009 Plan by assumption, substitution or replacement of a similar type of award granted by the Company prior to the adoption and approval of the 2009 Plan. On April 30, 2009 when our Board approved the 2009 Plan, the Board made the decision, pursuant to the 2009 Plan, to assume the following outstanding options granted by the Company prior to the approval of the 2009 Plan by the Board (the “Outstanding Options”):

1) An option to purchase an aggregate of 200,000 shares of our Common Stock, par value $0.001, which was granted to our Chief Financial Officer, Mr. Zhihai Mao, pursuant to a stock option agreement dated January 7, 2008, between the Company and Mr. Mao. The option has an exercise price of $6.70 per share, vests in equal installments on a quarterly basis over a three-year period beginning on January 7, 2008. The option will expire on January 7, 2018. None of the vested options had been exercised by Mr. Mao as of the date of this Proxy Statement.

2) An option to purchase an aggregate of 30,000 shares of our Common Stock, par value $0.001, which was granted to our director, Mr. Jay Trien, pursuant to a stock option agreement dated May 1, 2008, between the Company and Mr. Trien. The option has an exercise price of $6.50 per share, vests in equal installments on a quarterly basis over a three-year period beginning on May 1, 2008. The first installment of 2,500 shares vested immediately on the grant date of May 1, 2008. The option will expire on May 1, 2013. None of the vested options had been exercised by Mr. Trien as of the date of this Proxy Statement.

3) An option to purchase an aggregate of 30,000 shares of our Common Stock, par value $0.001, which was granted to our director, Mr. Zhongsu Chen, pursuant to a stock option agreement dated May 1, 2008, between the Company and Mr. Chen. The option has an exercise price of $6.50 per share, vests in equal installments on a quarterly basis over a three-year period beginning on May 1, 2008. The option will expire on May 1, 2013. None of the vested options had been exercised by Mr. Chen as of the date of this Proxy Statement.

4) An option to purchase an aggregate of 30,000 shares of our Common Stock, par value $0.001, which was granted to our director, Mr. Brandon Ho-Ping Lin, pursuant to a stock option agreement dated September 28, 2008, between the Company and Mr. Lin. The option has an exercise price of $6.50 per share, vests in equal installments on a quarterly basis over a three-year period beginning on September 28, 2008. The option will expire on September 28, 2013. None of the vested options had been exercised by Mr. Lin as of the date of this Proxy Statement.

Termination of, or Amendments to, the 2009 Plan. The Board may at any time amend, alter, suspend or terminate the 2009 Plan, provided that the Company will obtain shareholder approval of any 2009 Plan amendment (except for the adoption of certain Exchange Programs under the 2009 Plan) to the extent necessary and desirable to comply with Applicable Laws. No amendment, alteration, suspension or termination of the 2009 Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the 2009 Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted prior to the date of such termination.

Exchange Programs. The Administrator may authorize the Company, without prior stockholder approval, to institute one or more Exchange Programs. Exchange Program means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. An Exchange Program may, at the discretion of the Administrator, be offered to individual Participants selected by the Administrator on a case-by-case basis, or to a class of Participants identified by the Administrator. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion, not inconsistent with the terms of the 2009 Plan; provided however, that no Exchange Program may adversely affect the rights of a Participant under an outstanding Award unless the Participant consents in writing to be bound by the terms and conditions of the Exchange Program. As a result, the Administrator has the authority to reduce, without prior stockholder approval, the exercise price of any Award to the then current Fair Market Value of the Common Stock covered by such Award if the Fair Market Value has declined since the Grant Date.

As we described above, we have Outstanding Stock Options issued to certain directors and executive officer prior to the approval of the 2009 Plan by our Board. On April 30, 2009, our Board made the decision to assume these Outstanding Stock Options under the 2009 Plan. These Outstanding Stock Options now have exercise prices that are significantly higher than the current market price of our Common Stock. As a result, the Board has decided that the Outstanding Stock Options have little or no current value as an incentive to retain and motivate our directors and officers. Therefore, we are seeking your approval of the 2009 Plan with the intent to, pursuant to the 2009 Plan, institute one or more Exchange Programs to reduce the exercise prices of the Outstanding Options to a price equal to the then-current fair market value per share of our Common Stock after the 2009 Plan is approved at the Meeting. By approving the 2009 Plan, you would allow the Administrator, without your further prior approval, to institute such Exchange Programs with respect to the Outstanding Stock Options currently held by certain our directors and officers, as well as any future Awards that are granted under the 2009 Plan.

New Plan Benefits. The following table sets forth the number of Outstanding Options that have been granted and assumed under the 2009 Plan to the individuals in the following groups as of April 30, 2009:

NEW PLAN BENEFITS
2009 Equity Incentive Plan

Name and Position	Dollar Value ($)(1)	Number of Units
Shudong Xia	-	-
Chairman, CEO and President
Zhihai Mao	552,000	200,000
Chief Financial Officer
Executive Group (5 Individuals)	552,000	200,000
Non-Executive Director Group (5 Individuals)	175,200	90,000
Non-Executive Officer Employee Group	-	-

(1) The dollar value of options represents the total option value estimated under Statement of Financial Accounting Standards no. 123R, “Share-Based Payment” using the Black-Schole option pricing model with assumptions specific to the Company.

Except as set forth above, we cannot now determine the number or type of Awards to be granted in the future. Future grants of awards under the 2009 Plan are subject to the discretion of our Board.

U.S. Federal Income Tax Consequences .

The following is a brief summary of the United States federal income tax consequences relating to Awards granted under the 2009 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. The summary is limited to the federal income tax consequences for individuals who are U.S. citizens or residents for U.S. federal income tax purposes and the summary does not purport to address all tax considerations that are relevant. State, local, foreign and other taxes may differ. In addition, this summary assumes that all Awards are exempt from, or comply with, Internal Revenue Code section 409A. Each participant is urged to consult his or her own tax advisor as to the specific tax consequences to such participant of the grant of an Award, the vesting or exercise of an Award, and the disposition of shares that may be issued pursuant to an Award.

Incentive Stock Options. Generally, a participant will not recognize income upon a grant or exercise of an Incentive Stock Option. At exercise, however, the excess of the Fair Market Value of the shares acquired upon such exercise over the option price is an item of adjustment in computing the participant’s alternative minimum taxable income. If the participant holds the stock received upon exercise of an Incentive Stock Option for at least two years from the grant date and one year from the date of exercise, any gain realized on a disposition of the stock is treated as long-term capital gain. If the participant sells the stock received upon exercise prior to the expiration of such periods (a “disqualifying disposition”), the participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the Fair Market Value of such stock on the exercise date over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the Fair Market Value on the exercise date will be short-term capital gain.

Our Company is not entitled to a tax deduction as the result of the grant or exercise of an incentive stock option. If the participant has ordinary income as compensation as a result of a disqualifying disposition, our Company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code.

Nonqualified Stock Options. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a Nonqualified Stock Option. On exercise, a participant will recognize as ordinary income the difference between the exercise price and the Fair Market Value of the shares on the exercise date, unless the shares are subject to any restrictions on the participant’s ownership or disposition thereof. At the time the participant recognizes income, our Company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of the shares acquired by exercise of the Option, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Stock Appreciation Rights. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a Stock Appreciation Right. When a participant exercises a Stock Appreciation Right, the amount of cash and the Fair Market Value of the shares received will be ordinary income to the participant and will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired by exercise of a Stock Appreciation Right, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Restricted Stock Units. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of Restricted Stock Units. Upon the delivery to the participant of common shares or cash in respect of Restricted Stock Units, the participant generally recognizes ordinary compensation income equal to the Fair Market Value of the shares as of the date of delivery or the cash amount less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, the amount recognized by the participant will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired through a Restricted Stock Unit award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Performance Units and Performance Share Awards. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a Performance Unit or a Performance Share award. Generally, at the time a Performance Unit or Performance Share award is settled, following the determination that the performance targets have been achieved, the Fair Market Value of the stock delivered on that date, plus any cash that is received, constitutes ordinary income to the participant, and, provided the requirements of Section 162(m) of the Internal Revenue Code are met, our Company is entitled to a deduction for that amount. Upon disposition of any shares acquired through a Performance Unit or Performance Share Award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Withholding. Our Company generally must collect and pay withholding taxes upon the exercise of a Nonqualified Stock Option or Stock Appreciation Right, upon the earlier of the filing of a Section 83(b) election or upon the release of restrictions on Restricted Stock, and at the time that Restricted Stock Units, Performance Shares or Performance Units are settled by delivering stock or cash to a participant.

Vote Required

The affirmative vote by the holders of a majority of the shares of Common Stock issued and outstanding, present in person or voting by proxy is required for approval of this proposal.

Recommendation of the Board

The Board believes that it is in the Company’s best interests and in the best interests of the stockholders to adopt the 2009 Plan to help attract, motivate and retain outstanding employees, directors, and consultants and to align further their interests with those of stockholders.

The Board unanimously recommends a vote FOR the approval of the 2009 Plan.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at 07 Floor E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 100086, no later than the close of business on December 31, 2009. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-K is also made available on our website at http://www.ctfo.com after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors, the ratification of the appointment of the accountants of the Company and the adoption of the 2009 Plan. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

By Order of the Board of Directors,

/s/ Shudong Xia
April 30, 2009	Chairman, President, Chief Executive
Officer and Secretary

Exhibit A

REPORT OF THE AUDIT COMMITTEE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. Mr. Trien, the chair of the Audit Committee, is an “audit committee financial expert” within the meaning of Item 401(h) of SEC Regulation S-K. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended December 31, 2008, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with the Company’s management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

/s/ The Audit Committee_____________
Jay Trien, Zhongsu Chen and Dan Liu

Exhibit B

CHINA TRANSINFO TECHNOLOGY CORP.

2009 EQUITY INCENTIVE PLAN

1.

Purposes of the Plan.  China TransInfo Technology Corp., a Nevada corporation (the “Company”) hereby establishes the China TransInfo Technology Corp. 2009 EQUITY INCENTIVE PLAN (the “Plan”).The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the long-term growth and profitability of the Company.  The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares as the Administrator may determine.

2.

Definitions.  The following definitions will apply to the terms in the Plan:

“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(i)

Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; provided however, that for purposes of this subsection (i) any acquisition of securities directly from the Company shall not constitute a Change in Control; or

(ii)

The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

(iii)

A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors.  “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)

The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is the change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended.  Any reference in the Plan to a section of the Code will be a reference to any successor or amended section of the Code.

“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

“Common Stock” means the common stock of the Company.

“Company” means China TransInfo Technology Corp., a Nevada corporation, or any successor thereto.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Director” means a member of the Board.

2

“Disability” means total and permanent disability as determined by the Administrator in its discretion in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation any division or subdivision of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, including without limitation quotation through the over the counter bulletin board (“OTCBB”) quotation service administered by the Financial Industry Regulatory Authority (“FINRA”) , the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)

In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator, and to the extent Section 15 applies (a) with respect to ISOs, the Fair Market Value shall be determined in a manner consistent with Code section 422 or (b) with respect to NSOs or SARs, the Fair Market Value shall be determined in a manner consistent with Code section 409A.

“Fiscal Year” means the fiscal year of the Company.

“Grant Date” means, for all purposes, the date on which the Administrator determines to grant an Award, or such other later date as is determined by the Administrator, provided that the Administrator cannot grant an Award prior to the date the material terms of the Award are established.  Notice of the Administrator’s determination to grant an Award will be provided to each Participant within a reasonable time after the Grant Date.

3

“Incentive Stock Option” or “ISO” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” or “NSO” means an Option that by its terms does not qualify or is not intended to qualify as an ISO.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to the Plan.

“Optioned Shares” means the Common Stock subject to an Option.

“Optionee” means the holder of an outstanding Option.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means the holder of an outstanding Award.

“Performance Share” means an Award denominated in Shares which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

“Performance Unit” means an Award which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

“Period of Restriction” means the period during which Shares of Restricted Stock are subject to forfeiture or restrictions on transfer pursuant to Section 7.

“Plan” means this 2009 Equity Incentive Plan.

“Restricted Stock” means Shares awarded to a Participant which are subject to forfeiture and restrictions on transferability in accordance with Section 7.

“Restricted Stock Unit” means the right to receive one Share at the end of a specified period of time, which right is subject to forfeiture in accordance with Section 8 of the Plan.

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“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

“Section” means a paragraph or section of this Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 13.

“Stock Appreciation Right” or “SAR” means the right to receive payment from the Company in an amount no greater than the excess of the Fair Market Value of a Share at the date the SAR is exercised over a specified price fixed by the Administrator in the Award Agreement, which shall not be less than the Fair Market Value of a Share on the Grant Date.  In the case of a SAR which is granted in connection with an Option, the specified price shall be the Option exercise price.

“Subsidiary” means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Ten Percent Owner” means any Service Provider who is, on the grant date of an ISO, the owner of Shares (determined with application of ownership attribution rules of Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.

Stock Subject to the Plan.

a.

Stock Subject to the Plan.  Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan is 3 million (3,000,000) Shares.  The Shares may be authorized but unissued, or reacquired Common Stock.

b.

Lapsed Awards.  If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited in whole or in part to the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or unissued Shares) which were subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares withheld by the Company to pay the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

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c.

Share Reserve.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.

Administration of the Plan.

a.

Procedure.  The Plan shall be administered by the Board or a Committee (or Committees) appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.  If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the requirements regarding (i) “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act; (ii) “independent directors” as described in the listing requirements for any stock exchange on which Shares are listed; and (iii) Section 15(b)(i) of the Plan if the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns.  The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees consisting of two or more members of the Board, subject to such limitations as the Board or the Administrator deems appropriate.  Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

b.

Powers of the Administrator.  Subject to the provisions of the Plan and the approval of any relevant authorities, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

i.

to determine the Fair Market Value;

ii.

to select the Service Providers to whom Awards may be granted hereunder;

iii.

to determine the number of Shares to be covered by each Award granted hereunder;

iv.

to approve forms of agreement for use under the Plan;

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v.

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on continued employment, continued service or  performance criteria), any vesting acceleration (whether by reason of a Change of Control or otherwise) or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

vi.

subject to Section 15(c) of the Plan, to reduce, without prior stockholder approval, the exercise price of any Award to the then current Fair Market Value of the Common Stock covered by such Award if the Fair Market Value has declined since the Grant Date;

vii.

to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including the right to construe disputed or doubtful Plan and Award provisions;

viii.

to prescribe, amend and rescind rules and regulations relating to the Plan;

ix.

to modify or amend each Award (subject to Section 19(c)) to the extent any modification or amendment is consistent with the terms of the Plan.  The Administrator shall have the discretion to extend the exercise period of Options generally provided the exercise period is not extended beyond the earlier of the original term of the Option or 10 years from the original grant date, or specifically (1) if the exercise period of an Option is extended (but to no more than 10 years from the original grant date) at a time when the exercise price equals or exceeds the fair market value of the Optioned Shares or (2) an Option cannot be exercised because such exercise would violate Applicable Laws, provided that the exercise period is not extended more than 30 days after the exercise of the Option would no longer violate Applicable Laws.

x.

to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

xi.

to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xii.

to delay issuance of Shares or suspend Participant’s right to exercise an Award as deemed necessary to comply with Applicable Laws; and

xiii.

to make all other determinations deemed necessary or advisable for administering the Plan.

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c.

Effect of Administrator's Decision.  The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.  Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by Applicable Laws, be within its absolute discretion (except as otherwise specifically provided in the Plan) and shall be final, binding and conclusive upon the Company, all Participants and any person claiming under or through any Participant.

5.

Eligibility.  NSOs, Restricted Stock, Restricted Stock Units, SARs, Performance Units and Performance Shares may be granted to Service Providers.  ISOs may be granted as specified in Section 15(a).

6.

Stock Options.

a.

Grant of Options.  Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator will determine in its sole discretion.  For purposes of the foregoing sentence, Service Providers shall include prospective employees or consultants to whom Options are granted in connection with written offers of employment or engagement of services, respectively, with the Company; provided that no Option granted to a prospective employee or consultant may be exercised prior to the commencement of employment or services with the Company.  The Administrator may grant NSOs, ISOs, or any combination of the two.  ISOs shall be granted in accordance with Section 15(a) of the Plan.

b.

Option Award Agreement.  Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the exercise date, the term of the Option, the number of Shares to which the Option pertains, and such other terms and conditions (which need not be identical among Participants) as the Administrator shall determine in its sole discretion.  If the Award Agreement does not specify that the Option is to be treated as an ISO, the Option shall be deemed a NSO.

c.

Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than the Fair Market Value per Share on the Grant Date.

d.

Term of Options.  The term of each Option will be stated in the Award Agreement.  Unless terminated sooner in accordance with the remaining provisions of this Section 6, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed by the Board.

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e.

Time and Form of Payment.

i.

Exercise Date.  Each Award Agreement shall specify how and when Shares covered by an Option may be purchased.  The Award Agreement may specify waiting periods, the dates on which Options become exercisable or “vested” and, subject to the termination provisions of this section, exercise periods.  The Administrator may accelerate the exercisability of any Option or portion thereof.

ii.

Exercise of Option.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.  An Option may not be exercised for a fraction of a Share.  An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with all applicable withholding taxes).  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with all applicable withholding taxes).  Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Shares, notwithstanding the exercise of the Option.  The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

iii.

Payment. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment.  Such consideration may consist entirely of:

(1)

cash;

(2)

check;

(3)

to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(4)

other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(5)

to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

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(6)

by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate Exercise Price of the Shares being acquired;

(7)

any combination of the foregoing methods of payment; or

(8)

such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

f.

Forfeiture of Options.  All unexercised Options shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

7.

Restricted Stock.

a.

Grant of Restricted Stock.  Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Restricted Stock Award Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.  Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

c.

Vesting Conditions and Other Terms.

i.

Vesting Conditions.  The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.  The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment or service restriction as it deems equitable.

ii.

Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

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iii.

Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

iv.

Transferability.  Except as provided in this Section, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

d.

Removal of Restrictions.  All restrictions imposed on Shares of Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of the vesting conditions imposed by the Administrator.  Vested Shares of Restricted Stock will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred.

e.

Forfeiture of Restricted Stock.  On the date set forth in the Award Agreement, the Shares of Restricted Stock for which restrictions have not lapsed will be forfeited and revert to the Company and again will become available for grant under the Plan.

8.

Restricted Stock Units.

a.

Grant of Restricted Stock Units.  Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Restricted Stock Units Award Agreement.  Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units granted, vesting criteria, form of payout, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Vesting Conditions.  The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.  At any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

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d.

Time and Form of Payment.  Upon satisfaction of the applicable vesting conditions, payment of vested Restricted Stock Units shall occur in the manner and at the time provided in the Award Agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred.  Except as otherwise provided in the Award Agreement, Restricted Stock Units may be paid in cash, Shares, or a combination thereof at the sole discretion of the Administrator.  Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

e.

Forfeiture of Restricted Stock Units.  All unvested Restricted Stock Units shall be forfeited to the Company on the date set forth in the Award Agreement and again will become available for grant under the Plan.

9.

Stock Appreciation Rights.

a.

Grant of SARs.  Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant SARs to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Award Agreement.  Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares underlying the SAR grant, the term of the SAR, the conditions of exercise, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Exercise Price and Other Terms.  The per Share exercise price for the exercise of an SAR will be no less than the Fair Market Value per Share on the Grant Date.

d.

Time and Form of Payment of SAR Amount.  Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount no greater than: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised.  An Award Agreement may provide for a SAR to be paid in cash, Shares of equivalent value, or a combination thereof.

e.

Forfeiture of SARs.  All unexercised SARs shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

10.

Performance Units and Performance Shares.

a.

Grant of Performance Units and Performance Shares.  Performance Units or Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

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b.

Award Agreement.  Each Award of Performance Units and Shares will be evidenced by an Award Agreement that will specify the initial value, the Performance Period, the number of Performance Units or Performance Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Value of Performance Units and Performance Shares.  Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

d.

Vesting Conditions and Performance Period.  The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.”  The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals or any other basis determined by the Administrator in its discretion.

e.

Time and Form of Payment.  After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of vested Performance Units or Performance Shares by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.  Vested Performance Units or Performance Shares will be paid as soon as practicable after the expiration of the applicable Performance Period, but in no event later than the 15th day of the third month following the end of the year the applicable Performance Period expired.   An Award Agreement may provide for the satisfaction of Performance Unit or Performance Share Awards in cash or Shares (which have an aggregate Fair Market Value equal to the value of the vested Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

f.

Forfeiture of Performance Units and Performance Shares.  All unvested Performance Units or Performance Shares will be forfeited to the Company on the date set forth in the Award Agreement, and again will become available for grant under the Plan.

11.

Leaves of Absence/Transfer Between Locations.  Unless the Administrator provides otherwise or as required by Applicable Laws, vesting of Awards will be suspended during any unpaid leave of absence. An Employee will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.

13

12.

Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.

Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a.

Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

b.

Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

c.

Change in Control. In the event of a merger or Change in Control, any or all outstanding Awards may be assumed by the successor corporation, which assumption shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the Participant than those in effect prior to the merger or Change in Control.

In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

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For the purposes of this Section 13(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a SAR upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the  exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in  Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14.

Tax Withholding.

a.

Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes required by Applicable Laws to be withheld with respect to such Award (or exercise thereof).

b.

Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld.  The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made.  The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15

15.

Provisions Applicable In the Event the Company or the Service Provider is Subject to U.S. Taxation.

a.

Grant of Incentive Stock Options.  If the Administrator grants Options to Employees subject to U.S. taxation, the Administrator may grant such Employee an ISO and the following terms shall also apply:

i.

Maximum Amount.  Subject to the provisions of Section 13, to the extent consistent with Section 422 of the Code, not more than an aggregate of 2 million (2,000,000) Shares may be issued as ISOs under the Plan.

ii.

General Rule.  Only Employees shall be eligible for the grant of ISOs.

iii.

Continuous Employment.  The Optionee must remain in the continuous employ of the Company or its Subsidiaries from the date the ISO is granted until not more than three months before the date on which it is exercised.  A leave of absence approved by the Company may exceed ninety (90) days if reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any ISO held by the Optionee will cease to be treated as an ISO.

iv.

Award Agreement.

(1)

The Administrator shall designate Options granted as ISOs in the Award Agreement.  Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), Options will not qualify as an ISO.  For purposes of this section, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(2)

The Award Agreement shall specify the term of the ISO.  The term shall not exceed ten (10) years from the Grant Date or five (5) years from the Grant Date for Ten Percent Owners.

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(3)

The Award Agreement shall specify an exercise price of not less than the Fair Market Value per Share on the Grant Date or one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date for Ten Percent Owners.

(4)

The Award Agreement shall specify that an ISO is not transferable except by will, beneficiary designation or the laws of descent and distribution.

v.

Form of Payment.  The consideration to be paid for the Shares to be issued upon exercise of an ISO, including the method of payment, shall be determined by the Administrator at the time of grant in accordance with Section 6(e)(iii).

vi.

“Disability”, for purposes of an ISO, means total and permanent disability as defined in Section 22(e)(3) of the Code.

vii.

Notice.  In the event of any disposition of the Shares acquired pursuant to the exercise of an ISO within two years from the Grant Date or one year from the exercise date, the Optionee will notify the Company thereof in writing within thirty (30) days after such disposition.  In addition, the Optionee shall provide the Company with such information as the Company shall reasonably request in connection with determining the amount and character of Optionee’s income, the Company’s deduction, and the Company’s obligation to withhold taxes or other amounts incurred by reason of a disqualifying disposition, including the amount thereof.

b.

Performance-based Compensation.  If the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns, then the following terms shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m):

i.

Outside Directors.  The Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the provisions regarding “outside directors” within the meaning of Code Section 162(m).

ii.

Maximum Amount.

(1)

Subject to the provisions of Section 13, the maximum number of Shares that can be awarded to any individual Participant in the aggregate in any one fiscal year of the Company is 1 million (1,000,000) Shares;

(2)

For Awards denominated in Shares and satisfied in cash, the maximum Award to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of 1 million (1,000,000) Shares on the Grant Date; and

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(3)

The maximum amount payable pursuant to any cash Awards to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of 1 million (1,000,000) Shares on the Grant Date.

iii.

Performance Criteria.  All performance criteria must be objective and be established in writing prior to the beginning of the performance period or at later time as permitted by Code Section 162(m).  Performance criteria may include alternative and multiple performance goals and may be based on one or more business and/or financial criteria.  In establishing the performance goals, the Committee in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for the Company or any Subsidiary:

(1)

Increased revenue;

(2)

Net income measures (including but not limited to income after capital costs and income before or after taxes);

(3)

Stock price measures (including but not limited to growth measures and total stockholder return);

(4)

Market share;

(5)

Earnings per Share (actual or targeted growth);

(6)

Earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

(7)

Cash flow measures (including but not limited to net cash flow and net cash flow before financing activities);

(8)

Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(9)

Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(10)

Expense measures (including but not limited to overhead cost and general and administrative expense);

(11)

Margins;

(12)

Stockholder value;

(13)

Total stockholder return;

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(14)

Proceeds from dispositions;

(15)

Production volumes;

(16)

Total market value; and

(17)

Corporate values measures (including but not limited to ethics compliance, environmental, and safety).

c.

Stock Options and SARs Exempt from Code section 409A.  If the Administrator grants Options or SARs to Employees subject to U.S. taxation the Administrator may not modify or amend the Options or SARs to the extent that the modification or amendment adds a feature allowing for additional deferral within the meaning of Code section 409A.

16.

No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon any Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company or any Parent or Subsidiary of the Company, nor will they interfere in any way with the Participant's right or the Company's or its Parent’s or Subsidiary’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.

Effective Date.  The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s stockholders at any time within 12 months of such adoption.  Upon approval of the Plan by the stockholders of the Company, all Awards issued pursuant to the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year before or after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

18.

Term of Plan.  The Plan will terminate 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 19.

19.

Amendment and Termination of the Plan.

a.

Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

b.

Stockholder Approval.  The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c.

Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

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20.

Conditions Upon Issuance of Shares.

a.

Legal Compliance.  The Administrator may delay or suspend the issuance and delivery of Shares, suspend the exercise of Options or SARs, or suspend the Plan as necessary to comply Applicable Laws.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

b.

Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.

Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.

Exchange Programs.  The Administrator may authorize the Company, without prior stockholder approval, to institute one or more Exchange Programs.  An Exchange Program may, at the discretion of the Administrator, be offered to individual Participants selected by the Administrator on a case-by-case basis, or to a class of Participants identified by the Administrator.  The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion, not inconsistent with the terms of the Plan, including without limitation, Section 15(c); provided however, that no Exchange Program may adversely affect the rights of a Participant under an outstanding Award unless the Participant consents in writing to be bound by the terms and conditions of the Exchange Program.

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23.

Substitution and Assumption of Awards.  The Administrator may make Awards under the Plan that assume, substitute or replace performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate).  The Administrator may also cause the Plan to assume an equity-based award granted by the Company prior to the adoption and approval of the Plan or substitute or replace such prior award with a similar type of Award under this Plan. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), ,(i) in the case of an Award that assumes, substitutes or replaces an award of another entity pursuant to a corporate transaction, such Award shall be subject to the same terms and conditions as the original award, with such adjustments or modifications as the Administrator deems necessary and appropriate to give effect to the relevant provisions of any agreement entered into in connection with the such corporate transaction or (ii) in the case of an Award that assumes, substitutes or replaces a prior Company award, such Award shall be subject to the same terms and conditions as the original award, except to the extent that any such term or condition is inconsistent with the Plan, in which event the terms of the Plan shall control.  Notwithstanding the foregoing, in no event may the assumption, substitution or replacement of a prior Company award with an Award under the Plan adversely affect the Participant’s rights under the prior Company award unless the Participant consents in writing to such assumption, substitution or replacement.  Shares issued pursuant to assumed, substituted or replaced awards shall count against the total number of shares authorized to be issued under the Plan pursuant to Section 3.

24.

Governing Law.  The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of Nevada.

Adopted by the Board of Directors on April 30, 2009

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CHINA TRANSINFO TECHNOLOGY CORP.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 29, 2009

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of CHINA TRANSINFO TECHNOLOGY CORP., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 30, 2009, and hereby constitutes and appoints Mr. Shudong Xia and Mr. Zhihai Mao, or either of them acting singularly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders to be held on May 29, 2009, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below:

	☐	Shudong Xia
	☐	Danxia Huang
	☐	Jay Trien
	☐	Zhongsu Chen
	☐	Dan Liu
	☐	Brandon Ho-Ping Lin
	☐	Dongyuan Yang

Withhold authority for the following:

☐	Shudong Xia
☐	Danxia Huang
☐	Jay Trien
☐	Zhongsu Chen
☐	Dan Liu
☐	Brandon Ho-Ping Lin
☐	Dongyuan Yang

2.	Approve the ratification of Simon & Edward, LLP as the Company’s accountant for fiscal year 2009.

	FOR	☐	AGAINST	☐	ABSTAIN	☐

3.	Approve the adoption of the Company’s 2009 Equity Incentive Plan.

	FOR	☐	AGAINST	☐	ABSTAIN	☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE RATIFICATION OF THE SELECTION OF SIMON & EDWARD, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND FOR THE APPROVAL OF THE ADOPTION OF THE COMPANY’S 2009 EQUITY INCENTIVE PLAN. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED APRIL 30, 2009 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April 30, 2009, and the 2008 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name
___________________________________

Name (if joint)
___________________________________

Date  _____________ , 2009

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.